T. Rowe Price International Bond Fund

Supplement to Prospectus and Summary Prospectus Dated May 1, 2018, as supplemented

On July 25, 2018, the T. Rowe Price International Bond Fund’s shareholders approved a proposal to amend the fund’s investment objective. The change will go into effect on August 1, 2018.

Accordingly, effective August 1, 2018, the investment objective on page 1 is revised as follows:

“The fund seeks to provide current income and capital appreciation.”

In addition, the first paragraph under “Principal Investment Strategies” on page 2 is revised as follows:

Normally, the fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in foreign bonds. The fund may invest up to 20% of its total assets in “junk” bonds that have received a below investment-grade rating (i.e., BB or equivalent, or lower) from each of the rating agencies that has assigned a rating to the bond (or, if unrated, deemed by T. Rowe Price to be below investment-grade quality), including those in default or with the lowest rating. If a bond is split-rated (i.e., assigned different ratings by different credit rating agencies), the higher rating will be used. Up to 20% of total assets may be invested in U.S. dollar-denominated bonds.

The date of this supplement is July 30, 2018.

F76-041 7/30/2018